PRELIMINARY PROSPECTUS DATED APRIL 26, 2002
SUBJECT TO COMPLETION

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                                    [GRAPHIC]

Nations Marsico
Principal Protection
Fund

Prospectus - Investor A, B and C Shares

May  , 2002

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete.

Any representation to the contrary is a criminal offense

                                                                Not FDIC Insured
                                                                May Lose Value
                                                               No Bank Guarantee






                                                            [LOGO] Nations Funds

An overview of the Fund
--------------------------------------------------------------------------------

                                    [Graphic]
    TERMS USED IN THIS PROSPECTUS

    IN THIS PROSPECTUS, we, us AND our REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN italics WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN Terms used in this prospectus.

                                        [Graphic]


     YOU'LL FIND Terms used in
     this prospectus ON PAGE 37.

    THE FUND GUARANTEES THAT THE VALUE OF EACH INVESTOR'S ACCOUNT AT THE END OF THE GUARANTEE PERIOD WILL BE NO LESS THAN THE VALUE OF THE INVESTOR'S ACCOUNT AS OF THE CLOSE OF BUSINESS ON THE LAST DAY OF THE OFFERING PERIOD (GUARANTEE). THIS GUARANTEE IS BACKED BY AN AGREEMENT WITH PEOPLES BENEFIT LIFE INSURANCE COMPANY (PEOPLES). YOU'LL FIND MORE INFORMATION ABOUT THE GUARANTEE AND PEOPLES ON PAGES 6-7.

    YOUR INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

    AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUND.


This booklet, which is called a prospectus, tells you about Nations Marsico Principal Protection Fund. Please read it carefully, because it contains information that's designed to help you make informed investment decisions. Shares of the Fund will only be offered for a limited period (Offering Period), which is expected to run from [May 28], 2002 through [August 27], 2002. The Fund reserves the right to terminate the Offering Period sooner. For a six-year period following the end of the Offering Period (Guarantee Period), shares may only be purchased through reinvestment of distributions. This prospectus primarily describes the Fund during the Offering Period and the Guarantee Period. The Fund will be managed differently after the end of the Guarantee Period.

ABOUT THE FUND AND THE GUARANTEE
Nations Marsico Principal Protection Fund seeks capital appreciation consistent with guaranteeing that the value of each investor's account at the end of the Guarantee Period (Guarantee Maturity Date) will be no less than the value of the investor's account as of the close of business on the last day of the Offering Period (Guaranteed Amount). An investor's Guaranteed Amount will exclude any sales loads paid to invest in the Fund, and will be reduced proportionately if the investor redeems or exchanges shares before the Guarantee Maturity Date or chooses to receive distributions from the Fund in cash rather than in additional shares. During the Offering Period, the Fund will invest only in shares of Nations Cash Reserves, a money market fund in the Nations Funds Family. During the Guarantee Period, the Fund will generally invest in a mix of equity securities and fixed income securities, using an objective asset allocation formula. Following the Guarantee Period, it is anticipated that the Fund will invest all of its assets in Nations Marsico Focused Equities Master Portfolio, and the Guarantee will no longer be in effect.

Any shares redeemed or exchanged before the end of the Guarantee Period will not be covered by the Guarantee. These shares will be valued at the Fund's net asset value per share at the time of the redemption or exchange, which may be more or less than their value at the time of initial investment.

IS THIS FUND RIGHT FOR YOU?
Not every fund is right for every investor. When you're choosing a fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Nations Marsico Principal Protection Fund focuses on capital appreciation consistent with the return of the Guaranteed Amount at the end of six years. It may be suitable for you if:
  .you have longer-term investment goals of at least six years
  .it's part of a balanced portfolio
  .you seek growth of capital but place a premium on preservation of capital

It may not be suitable for you if:
  .you have short-term investment goals
  .you're looking for a regular stream of income

You will not be allowed to add to your investment after the Offering Period. Any redemptions or exchanges out of the Fund, or cash distributions that you choose to receive from the Fund, will reduce your Guaranteed Amount. If you exchange out of the Fund, you will not be allowed to exchange back in.

You'll find a discussion of the Fund's investment objective, principal investment strategies and risks in the Fund description that starts on page 5.

FOR MORE INFORMATION
If you have any questions about the Fund, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Fund in the Statement of Additional Information (SAI). The SAI includes more detailed information about the Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------

                                    [Graphic]
    BANC OF AMERICA ADVISORS, LLC

    BA ADVISORS IS THE INVESTMENT ADVISER TO THE FUND. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF THE FUND. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED SUB-ADVISERS TO BE RESPONSIBLE FOR DAY-TO-DAY INVESTMENT DECISIONS.

                                        [Graphic]


     YOU'LL FIND MORE ABOUT BA ADVISORS AND THE SUB-ADVISERS STARTING ON PAGE
     15.



        About the Fund              [Graphic]

         NATIONS MARSICO PRINCIPAL PROTECTION FUND                   5
         Sub-advisers: Banc of America Capital Management, LLC (for the Fund) and Marsico Capital Management, LLC (for Nations
         Marsico Focused Equities Master Portfolio)
         --------------------------------------------------------------
         OTHER IMPORTANT INFORMATION                                13
         --------------------------------------------------------------
         HOW THE FUND IS MANAGED                                    15
           Investment adviser                                       15

        About your investment       [Graphic]

             INFORMATION FOR INVESTORS
               Choosing a share class                            18
                 About Investor A Shares                         19
                   Front-end sales charge                        19
                   Contingent deferred sales charge              19
                 About Investor B Shares                         20
                   Contingent deferred sales charge              20
                 About Investor C Shares                         21
                   Contingent deferred sales charge              21
               Buying, selling and exchanging shares             25
                 How orders are processed                        27
               How selling and servicing agents are paid         32
               Distributions and taxes                           34
             ------------------------------------------------------
             TERMS USED IN THIS PROSPECTUS                       37
             ------------------------------------------------------
             WHERE TO FIND MORE INFORMATION              BACK COVER

                                    [Graphic]
    ABOUT THE SUB-ADVISERS

    THIS FUND IS MANAGED DIRECTLY BY ITS SUB-ADVISER, BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP). BACAP'S QUANTITATIVE STRATEGIES TEAM USES AN OBJECTIVE FORMULA TO DETERMINE THE PERCENTAGE OF ASSETS THAT WILL BE ALLOCATED TO THE EQUITY PORTION AND FIXED INCOME PORTION OF THE FUND AND MAKES THE DAY-TO-DAY DECISIONS FOR THE PORTION OF THE FUND ALLOCATED TO FIXED INCOME SECURITIES.

    THE PORTION OF THE FUND ALLOCATED TO EQUITY SECURITIES WILL BE INVESTED IN NATIONS MARSICO FOCUSED EQUITIES MASTER PORTFOLIO (THE MASTER PORTFOLIO). BA ADVISORS IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER AND MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS ITS SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER FOR THE MASTER PORTFOLIO AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.

                                        [Graphic]


    YOU'LL FIND MORE ABOUT
    BACAP, MARSICO CAPITAL AND MR. MARSICO ON PAGE 16.


NATIONS MARSICO PRINCIPAL PROTECTION FUND

                                    [Graphic]

     INVESTMENT OBJECTIVE
     Nations Marsico Principal Protection Fund seeks capital appreciation consistent with guaranteeing that the value of each investor's account at the end of the Guarantee Period (referred to as the Guarantee Maturity
     Date) will be no less than the value of the investor's account as of the close of business on the last day of the Offering Period (referred to as the Guaranteed Amount).
                                    [Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     During the limited Offering Period, the Fund (which is non-diversified) will be invested primarily in Nations Cash Reserves, which is a money market fund in the Nations Funds Family. During the six-year Guarantee Period the Fund will generally invest in a mix of equity securities and fixed income securities.

BACAP will determine the initial allocation of assets between the equity portion and the fixed income portion of the Fund at the beginning of the Guarantee Period and will monitor and adjust the allocation on an ongoing basis. The allocation and reallocation process will be based on an objective formula that is designed to allow the Fund to seek capital appreciation while meeting its Guarantee that the value of each investor's account as of the end of the Guarantee Period will be no less than the Guaranteed Amount. An investor's Guaranteed Amount will exclude any sales loads paid to invest in the Fund, but will not be reduced by any ordinary ongoing Fund expenses. An investor's Guaranteed Amount will be reduced proportionately if the investor redeems or exchanges shares before the Guarantee Maturity Date or chooses to receive distributions from the Fund in cash rather than in additional shares.

Depending on interest rates and other market conditions at the beginning of the Guarantee Period, it is anticipated that between 65% and 80% of the Fund's assets will initially be allocated to the equity portion, with the remainder allocated to the fixed income portion. Under normal circumstances, if the market value of the equity portion of the Fund rises, more assets will be allocated to equity investments, and if the market value of the equity portion of the Fund declines, more assets will be allocated to fixed income investments. The objective allocation formula requires that, if 100% of the Fund's assets are reallocated to the fixed income portion, the Fund must retain this allocation through the end of the Guarantee Period. If this occurs, BACAP would have no further responsibility to monitor or adjust the allocation.

The fixed income portion of the Fund will be invested in zero-coupon notes issued by the U. S. Treasury with maturities that closely correspond to the end of the Guarantee Period. To satisfy anticipated redemption or liquidity needs, the fixed income portion may also include money market instruments.

The equity portion of the Fund will be invested in Nations Marsico
Focused Equities Master Portfolio. The Master Portfolio's investment objective is to seek long-term growth of capital. The Master Portfolio normally invests at least 65% of its assets in common stocks of large companies. Beginning July 31, 2002, the Master Portfolio will be required to

                                    [Graphic]
     WHAT IS A FOCUSED FUND?

    A FOCUSED FUND LIKE THE MASTER PORTFOLIO INVESTS IN A SMALL NUMBER OF COMPANIES WITH EARNINGS THAT ARE BELIEVED TO HAVE THE POTENTIAL TO GROW SIGNIFICANTLY. THE MASTER PORTFOLIO FOCUSES ON LARGE, ESTABLISHED AND WELL-KNOWN U.S. COMPANIES.

    BECAUSE THE MASTER PORTFOLIO HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS, IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT MAY EARN RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

normally invest at least 80% of its assets in equity securities (mostly common stocks of large companies). The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks. It may invest up to 25% of its assets in foreign securities.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (strong balance sheet, improving returns on equity, ability to generate free cash flow), strong management and reasonable valuations in the context of projected growth rates.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit it to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes that there is a deterioration in the company's financial situation or that the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

The Fund itself will typically sell securities only when the Fund's own asset allocation changes.

THE GUARANTEE
The Fund guarantees that the value of each investor's account at the Guarantee Maturity Date will be no less than the investor's Guaranteed Amount. An investor's Guaranteed Amount will exclude any sales loads paid to invest in the Fund. The Guarantee covers ordinary ongoing Fund expenses, but any expenses that the Fund's Board considers extraordinary, such as litigation expenses, are not covered by the Guarantee. An investor's Guaranteed Amount will be reduced proportionately if the investor redeems or exchanges shares before the Guarantee Maturity Date or chooses to receive distributions from the Fund in cash rather than in additional shares. A hypothetical example of an investor's Guaranteed Amount and a proportionate reduction follows.

Example. Assume you invested $20,000 in Investor A Shares when the net asset value (NAV) was $10.00 per share. After deducting your sales load of 5.75%, $18,850 will be invested in Investor A Shares and you will have 1,885 shares in your account.

Assume further that at the close of business on the last day of the Offering Period (August 27, 2002 or sooner), the NAV for Investor A Shares has increased to $10.02 per share due to appreciation of the Fund during the Offering Period. Your Guaranteed Amount is based on the NAV determined at the close of business on August 27, 2002. To calculate your own Guaranteed Amount, multiply the shares you own on August 27, 2002 (or any earlier Offering Period termination date) by the NAV per share for your class of shares on the same date. Using our example:

             Shares you own on August 27, 2002            1,885.000
             NAV per Investor A Share on August 27, 2002   x $10.02
                                                         ----------
             Your Guaranteed Amount                      $18,887.70
                                                         ==========

Your Guaranteed Amount will not change during the Guarantee Period, as long as you reinvest all your distributions from the Fund and make no redemptions or exchanges prior to the Guarantee Maturity Date. Receiving distributions in cash or redeeming or exchanging shares prior to the Guarantee Maturity Date will reduce the Guaranteed Amount proportionately. This means that a redemption or exchange of, for example, 50% of your account, regardless of the dollar value of the transaction, will reduce your Guaranteed Amount by 50%. Similarly, if you choose to receive a cash distribution that is, say, 5% of the then current NAV, your Guaranteed Amount will be reduced by 5%, regardless of the dollar amount of the distribution. Your Guaranteed Amount also will be reduced to the extent the Fund incurs expenses that the Board considers extraordinary, but will not be reduced by ordinary ongoing operating expenses.

The Fund's Guarantee is backed by a financial guarantee agreement between the Fund and Peoples. Peoples is an insurance company that is rated AA+ by Standard & Poor's and Fitch Rating Company, A+ by A.M. Best Company and Aa3 by Moody's Investors Services, and is a wholly owned indirect subsidiary of AEGON USA, Inc., a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA, Inc. is a wholly owned indirect subsidiary of AEGON N.V., a publicly traded international insurance holding company based in the Netherlands.

                                    [Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Marsico Principal Protection Fund has the following risks:

      .Offering Period - During the Offering Period, the Fund will invest only in shares of Nations Cash Reserves, a money market fund in the Nations Funds Family. Nations Cash Reserves seeks to preserve principal value and maintain a high degree of liquidity while providing current income. It pursues its objective by generally

                                        [Graphic]


     THE GUARANTEE IS NOT BACKED
     BY BANK OF AMERICA OR ANY OF ITS AFFILIATES, THE FDIC OR ANY OTHER GOVERNMENT AGENCY. PEOPLES IS
     AN UNAFFILIATED, THIRD PARTY
     INSURANCE COMPANY.


       investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Although Nations Cash Reserves tries to maintain a share price of $1.00, an investment in Nations Cash Reserves may lose money and the Guarantee is not in effect during the Offering Period. Any earnings from the Fund's investment in Nations Cash Reserves during the Offering Period, net of expenses, will be included in investors' Guaranteed Amounts.

       If the Fund does not reach [$75] million in assets by the end of the Offering Period, or in the event of adverse market conditions or extreme market volatility during the Offering Period, the Fund's Board may approve the liquidation of the Fund. If the Board makes such a determination, the Fund will not commence the Guarantee Period and will continue to be invested in Nations Cash Reserves and hold cash until its liquidation is complete. If this occurs, shareholders will be entitled to receive the then current net asset value of their shares, plus a refund of any sales loads paid. We currently intend to limit the size of the Fund to $500 million in assets, however, this amount may be increased without notice either before or during the Offering Period. During the Offering Period the Fund will not incur any fees relating to the Guarantee or direct management fees, and the Fund will not incur any indirect expenses from Nations Marsico Focused Equities Master Portfolio. The Fund will incur indirect expenses from its investment in Nations Cash Reserves.

      .The Guarantee - The Fund's Guarantee is backed by a financial guarantee agreement between the Fund and Peoples. Although Peoples is a highly rated insurance company and a member of an international insurance group that BA Advisors believes is currently highly creditworthy, there is a risk that its financial condition could deteriorate during the Guarantee Period or that it otherwise would be unable to satisfy its obligations under the financial guarantee agreement. The financial guarantee agreement imposes restrictions on BACAP's allocation decisions, requiring it to make allocation decisions based on an objective formula that limits the Fund's maximum equity exposure. The limit is reset daily based on then current market conditions and is designed to reduce, but not eliminate, the risk that the Fund's own assets will be insufficient to satisfy its Guarantee obligations. If the Fund fails to comply with the maximum equity limits imposed by the formula, the amount that Peoples is obligated to pay to the Fund may be reduced. The Fund is paying premiums to Peoples for the financial guarantee agreement.

      .Investment strategy risk - The team uses an asset allocation strategy to try to achieve capital growth consistent with the return of the Guaranteed Amount at the end of the Guarantee Period. There is a risk that the mix of investments will not achieve this objective. The allocation process, including the fact that the strategy is designed to shift assets away from equity securities when they are

                                        [Graphic]


     YOU'LL FIND MORE ABOUT
     OTHER RISKS OF INVESTING IN
     THIS FUND IN Other important information AND IN THE SAI.


       declining in value and towards equity securities when they are increasing in value may result in the Fund underperforming equity funds when equity securities are rising in value and underperforming fixed income funds when fixed income securities are favored. The Fund's net asset value, and therefore the value of your investment, will fluctuate throughout the Guarantee Period and afterwards, so your proceeds from any redemption prior to or after the Guarantee Maturity Date may be less than your initial investment.

       The Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could decline significantly if even only one of its investments performs poorly. In addition, the Master Portfolio's principal investment strategies expose it to certain risks such as those associated with investing in stock markets in general, investing in particular industries or sectors and investing in foreign securities. These investment risks can negatively affect the value of the Master Portfolio and can also indirectly affect the value of the Fund's shares to the extent of the Fund's investment in the Master Portfolio.

       The value of the Fund's fixed income securities will also fluctuate. This is because fixed income securities, including zero-coupon notes, are subject to interest rate risk. This is the risk that, as market interest rates rise, the value of existing fixed income securities tends to fall. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Asset allocation risks - If interest rates decline during the Guarantee
       Period and especially if they are low at the beginning of the Guarantee Period, BACAP may allocate a large percentage of the Fund's assets to the fixed income portion of the Fund in order to increase the likelihood of preserving the value of the Fund as measured at the inception of the Guarantee Period. In addition, if the equity markets experience a significant decline during the Guarantee Period, BACAP may reallocate additional Fund assets to the fixed income portion of the Fund. The objective allocation formula requires that, if 100% of the Fund's assets are reallocated to the fixed income portion, the Fund must retain this allocation through the end of the Guarantee Period. If this were to occur, the Fund would not participate in any subsequent recovery in the equity markets. The asset allocation process and the equity securities management strategy may to result in a high portfolio turnover rate resulting in a high level of transaction costs, such as brokerage commissions. The asset allocation process and the equity securities management strategy may also result in the realization of a high level of taxable gains, and a larger portion of Fund gains being treated as short-term capital gain taxable to shareholders as ordinary income when distributed.

      .Tax considerations - Any capital gain distributions and any dividends that the Fund distributes to investors are taxable to investors even if the distributions are reinvested in the Fund. Zero coupon bonds generate taxable income each year without generating cash for distributions or to enable shareholders to pay taxes due on such income. Shareholders may receive taxable income even when the Fund has capital losses or has experienced a decline in value. Any payment received by the Fund under the financial guarantee agreement with Peoples will likely be treated as capital gain to the Fund. Such gain would be taxable to shareholders except to the extent that it is offset by any capital losses allowable to the Fund.

      .Redemption of shares - Shares of the Fund may decline in value and an investor may lose money on his or her investment in the Fund if the investor sells Fund shares before the Guarantee Maturity Date or after the end of the Guarantee Period. If an investor redeems a portion of their original investment, the redemption will result in a proportional reduction in the investor's Guaranteed Amount.

      .Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different funds typically have varying sales charges, and ongoing administrative and other expenses.

      .After the Guarantee Period - After the Guarantee Period ends, investors will no longer be entitled to the protections of the Guarantee and it is not anticipated that the Fund will continue to invest with the goal of preserving the value of your investment. Instead, it is anticipated that the Fund will invest all of its assets in Nations Marsico Focused Equities Master Portfolio. Accordingly, following the Guarantee Maturity Date, the value of your investment will fluctuate, even if Peoples has made a payment to the Fund under its financial guarantee agreement, and the value of your shares at any redemption or exchange thereafter may be more or less than the value of your investment at the Guarantee Maturity Date.
                                    [Graphic]

     A LOOK AT THE FUND'S PERFORMANCE
     Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

                                    [Graphic]
    THERE ARE TWO KINDS OF FEES - SHAREHOLDER FEES YOU PAYDIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.



                                    [Graphic]

     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   SHAREHOLDER FEES                          Investor A Investor B Investor C
   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)   Shares     Shares     Shares
   Maximum sales charge (load)
   imposed on purchases,
   as a % of offering price                     5.75%      none       none
   Maximum deferred sales charge (load)
   as a % of the lower of the original
   purchase price or net asset value          none/1/     5.00%/2/   1.00%/3/

   ANNUAL FUND OPERATING EXPENSES//
   (Expenses that are deducted from the Fund's assets)
   Management fees/4/                           0.23%     0.23%      0.23%
   Distribution (12b-1) and shareholder
   servicing fees                               0.25%     1.00%      1.00%
   Other expenses/5/                            1.08%     1.08%      1.08%
                                              -------     -----      -----
   Total annual Fund operating expenses/6/      1.56%     2.31%      2.31%
                                              =======     =====      =====

     /1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class - About Investor A Shares - Contingent deferred sales charge for details.

     /2/This charge decreases over time. Please see Choosing a share class - About Investor B Shares - Contingent deferred sales charge for details.

     /3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class - About Investor C Shares - Contingent deferred sales charge for details.

     /4/Management fees shown assume that 25% of the Fund's assets are allocated to fixed income securities, which is approximately the allocation percentage expected at the inception of the Guarantee Period if current market conditions continue. Based on the formula for the Fund's direct management fees, if 75% of the Fund's assets were invested in fixed income securities at some future time during the Guarantee Period, direct management fees would be 0.375%, and if 100% of the Fund's assets were so invested, direct management fees would be 0.30%. Because direct management fees depend on future portfolio allocations that, in turn, depend on future market conditions, it is not possible to forecast the Fund's direct management fees with certainty. The formula for the Fund's direct management fees is described in greater detail under How the Fund is managed - Investment adviser.

     /5/Other expenses are based on estimates and include the premiums payable to Peoples under the guarantee agreement.

     /6/In addition to the total annual Fund operating expenses shown in the table above, the Fund will be subject to indirect expenses of up to 0.86% annually on assets that the Fund invests in equity securities through the Master Portfolio. Assuming the Fund invests 75% of its assets in equity securities through the Master Portfolio, which is approximately the allocation percentage expected at the inception of the Guarantee Period if current market conditions continue, indirect expenses would be 0.65%. The higher the allocation to equity securities through the Master Portfolio at various times throughout the Guarantee Period, the higher the expense ratio, up to a maximum, if 100% of the Fund's assets are allocated to equities, of 0.86% indirect expenses. Because the total direct and indirect Fund operating expenses depend on future portfolio allocations that, in turn, depend on future market conditions, it is not possible to forecast the Fund's indirect expense

                                    [Graphic]
    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


     ratio with certainty. Assuming a 75% equity securities/25% fixed income securities allocation and indirect Master Portfolio expenses of 0.86%, the total of direct and indirect Fund operating expenses would be as follows:

              Investor A Shares                              2.21%
              Investor B Shares                              2.96%
              Investor C Shares                              2.96%

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund during the Guarantee Period with the cost of investing in other mutual funds and includes both direct and indirect expenses.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .that the Fund allocates 75% of its assets to equity securites through the Master Portfolio and 25% of its assets to fixed income securities, which is approximately the allocation expected at the inception of the Guarantee Period if current market conditions continue.

       .indirect Master Portfolio expenses of 0.86%

     Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                       1 year 3 years
          Investor A Shares                             $786  $1,227
          Investor B Shares                             $799  $1,215
          Investor C Shares                             $399   $915

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                       1 year 3 years
          Investor B Shares                             $299   $915
          Investor C Shares                             $299   $915

                                    [Graphic]

      Other important information

You'll find specific information about the Fund's investment objective, principal investment strategies and risks in the description starting on page
5. The following are some other risks and information you should consider before you invest:

  .Changing investment objective and policies - The investment objective and certain investment policies of the Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

  .Investment in Nations Money Market Funds - During the Offering Period, the
   Fund will invest all of its assets in Nations Cash Reserves, which is one of the money market funds in the Nations Funds Family. In addition, during the Guarantee Period and thereafter, to seek to achieve a return on uninvested cash or for other reasons, the Fund may invest up to 25% of its assets in money market funds in the Nations Fund Family (Nations Money Market Funds). BA Advisors and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly. BA Advisors may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Fund.

  .Investing defensively - The Fund may temporarily hold money market instruments or other investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

  .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to the Fund, including investment advisory, investment sub-advisory, co-administration and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Fund. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

  .Portfolio turnover - A fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. These gains are taxable to shareholders as ordinary income, which generally are taxed at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Fund generally doesn't engage in short-term trading. The annual portfolio turnover rate for Nations Marsico Principal Protection Fund may exceed 100% and the annual portfolio turnover rate for the Master Portfolio is expected to exceed 100%, which is considered high.

  .Post Guarantee Period - Following the Guarantee Maturity Date, it is anticipated that all of the assets of the Fund will be invested in the Master Portfolio. The Fund's net asset value, and therefore the value of your investment, are expected to fluctuate after the Guarantee Maturity Date, so your proceeds on any redemption after the Guarantee Maturity Date may be less than your initial investment and may be less than your Guaranteed Amount. In addition, it is anticipated that the advisory services of BA Advisors and the sub-advisory services of BACAP will be terminated because there will no longer be any need for those parties to allocate assets to or manage a fixed income portion of the Fund. The Fund will no longer have a Guarantee following the Guarantee Maturity Date so there will no longer be a guarantee agreement with Peoples. It is possible that management will propose that the Fund reorganize into Nations Marsico Focused Equities Fund, which also invests all of its assets in the Master Portfolio. It is anticipated that any such reorganization would be conducted on a tax-free basis, would be subject to Board approval and may be subject to shareholder approval as well.

                                    [Graphic]
    BANC OF AMERICA ADVISORS, LLC

    ONE BANK OF AMERICA PLAZA
    CHARLOTTE, NORTH CAROLINA 28255



                                    [Graphic]

        How the Fund is managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 75 mutual fund portfolios in the Nations Funds Family, including the Fund and the Master Portfolio described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. BA Advisors uses part of this money to pay the investment sub-adviser for the services it provides to the Fund. BA Advisors also receives an advisory fee from the Master Portfolio.

The fee paid by the Fund to BA Advisors is based on a formula that has two components - an asset allocation component that is charged on all assets and a fixed income management component that is charged only on assets that are invested in fixed income securities. For asset allocation services, BA Advisors' annual fee is 0.15% of the Fund's entire average daily net assets. BA Advisors is not entitled to this fee during the Offering Period, and will no longer be entitled to this fee if the Fund reaches a 100% allocation to fixed income securities during the Guarantee Period, since the objective formula would permit no reallocations back into equity securities after such an event. For fixed income management services, BA Advisors' annual fee is 0.30% of the average daily net assets of the Fund that are allocated to fixed income securities. BA Advisors is not entitled to this fee during the Offering Period. BA Advisors' annual fee for its equity management services is 0.75% of the average daily net assets of the Fund that are allocated to the Master Portfolio. Accordingly, there is no separate advisory fee payable to it by the Fund for equity management services.

INVESTMENT SUB-ADVISERS
Nations Funds and BA Advisors engage an investment sub-adviser to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-adviser and evaluates the Fund's needs and available sub-adviser's skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to the Fund's Board that the Fund:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has

                                    [Graphic]BANC BANC OF AMERICA
    CAPITAL MANAGEMENT, LLC

    ONE BANK OF AMERICA PLAZA
    CHARLOTTE, NORTH CAROLINA
    28255

                                    [Graphic]MARSICO MARSICO CAPITAL
    MANAGEMENT, LLC

    1200 17TH STREET
    SUITE 1300
    DENVER, COLORADO 80202


approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Fund have applied for relief from the SEC to permit the Fund to act on many of BA Advisors' recommendations with approval only by the Fund's Board and not by Fund shareholders. BA Advisors or the Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Fund obtain the relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity securities and fixed income securities, and money market instruments.

Currently managing more than $125 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 60 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser that allocates Fund assets between the equity portion and fixed income portion of the Fund. BACAP is also the investment sub-adviser that manages the fixed income portion of the Fund. BACAP's Quantitative Strategies Team makes the day-to-day asset allocation decisions for the Fund and the day-to-day investment decisions for the fixed income portion of the Fund, including money market instruments.

MARSICO CAPITAL MANAGEMENT, LLC
Marsico Capital is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Marsico Capital is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. Marsico Capital currently has over $13 billion in assets under management. Marsico Capital is the investment sub-adviser to Nations Marsico Focused Equities Master Portfolio.

Thomas F. Marsico, Chairman and Chief Executive Officer of Marsico Capital, is the portfolio manager responsible for making the day-to-day investment decisions for Nations Marsico Focused Equities Master Portfolio. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than 20 years of experience as a securities analyst and portfolio manager.

                                    [Graphic]
    STEPHENS INC.

    111 CENTER STREET
    LITTLE ROCK, ARKANSAS 72201

                                    [Graphic]
    PFPC INC.

    400 BELLEVUE PARKWAY
    WILMINGTON, DELAWARE 19809


OTHER SERVICE PROVIDERS
The Fund is distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BA Advisors is also co-administrator of the Fund, and assists in overseeing the administrative operations of the Fund. The Fund pays BA Advisors and Stephens a combined fee of up to 0.22% for their services, plus certain out-of-pocket expenses. Currently, BA Advisors and/or Stephens voluntarily waive 0.05% of the combined fee. The fee is calculated as an annual percentage of the average daily net assets of the Fund, and is paid monthly. In addition, the Fund indirectly pays a combined fee of 0.10% to BA Advisors and Stephens for their services as co-administrators to the Master Portfolio to the extent the Fund invests in the Master Portfolio.

PFPC Inc. (PFPC) is the transfer agent for the Fund's shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------


                                    [Graphic]
    WE'VE USED THE TERM, investment professional, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. Selling agent OR servicing agent (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

                                        [Graphic]



     FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.321.7854.

                                        [Graphic]



     BEFORE YOU INVEST, PLEASE NOTE THAT OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE How selling and servicing agents are paid.



                                    [Graphic]

      Choosing a share class

Before you can invest in the Fund, you'll need to choose a share class. There are three classes of shares of the Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                    Investor A     Investor B        Investor C
                      Shares         Shares            Shares
Maximum amount       no limit       $250,000          no limit
you can buy
Maximum front-end     5.75%           none              none
sales charge
Maximum deferred     none/1/        5.00%/2/          1.00%/3/
sales charge
Maximum annual        0.25%           0.75%             0.75%
distribution       distribution   distribution      distribution
and shareholder      (12b-1)/    (12b-1) fee and   (12b-1) fee and
servicing fees     service fee  0.25% service fee 0.25% service fee
Conversion feature     none            yes              none

/1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class - About Investor A
   Shares - Contingent deferred sales charge for details.

/2/This charge decreases over time. Please see Choosing a share class - About
   Investor B Shares - Contingent deferred sales charge for details.

/3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class - About Investor C Shares - Contingent deferred sales charge for details.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies and when you're required to pay the charge. You should think about these things carefully before you invest.

Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Fund, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher dividends per share.

Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Fund. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and

                                    [Graphic]
    THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

    THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY THE FUND EVERY BUSINESS DAY.

    IF YOU BUY INVESTOR A SHARES, YOUR FRONT-END SALES CHARGE WILL BE DEDUCTED FROM THE AMOUNT OF YOUR INVESTMENT WHEN YOU BUY YOUR SHARES UNLESS YOU QUALIFY FOR A WAIVER OF THE SALES CHARGE. THIS MEANS THAT YOU WILL HAVE A SMALLER AMOUNT INVESTED IN THE FUND AND YOU WILL HAVE A CORRESPONDINGLY SMALLER GUARANTEED AMOUNT.


shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in About Investor B Shares.

                                    [Graphic]


     ABOUT INVESTOR A SHARES

     There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

     FRONT-END SALES CHARGE
     You'll pay a front-end sales charge when you buy Investor A Shares, unless:

      .you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, When you might not have to pay a sales charge - Front end sales charges

      .you're reinvesting distributions

     The sales charge you'll pay depends on the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                              Amount
                                                        retained by selling
                          Sales charge   Sales charge         agents
                         as a % of the   as a % of the     as a % of the
                         offering price net asset value   offering price
     Amount you bought     per share       per share         per share
     $0 - $49,999            5.75%           6.10%            5.00%
     $50,000 - $ 99,999      4.50%           4.71%            3.75%
     $100,000 - $249,999     3.50%           3.63%            2.75%
     $250,000 - $499,999     2.50%           2.56%            2.00%
     $500,000 - $999,999     2.00%           2.04%            1.75%
     $1,000,000 or more      0.00%           0.00%           1.00%/1/

   /1/1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see How selling and servicing agents are paid for more information.

     CONTINGENT DEFERRED SALES CHARGE
     If you own or buy $1,000,000 or more of Investor A Shares you'll pay a CDSC of 1.00% if you buy your shares and sell them within 18 months of buying them.

    THE CDSC IS CALCULATED FROM THE TRADE DATE OF YOUR PURCHASE AND, UNLESS YOU QUALIFY FOR A WAIVER OF THE CDSC, IT WILL BE DEDUCTED WHEN YOU SELL YOUR SHARES IF YOU SELL THE SHARES DURING THE OFFERING PERIOD AND MAY BE DEDUCTED IF YOU SELL YOUR SHARES DURING THE GUARANTEE PERIOD. THE CDSC WILL EXPIRE BEFORE THE GUARANTEE MATURITY DATE SO THE CDSC WILL NOT BE DEDUCTED IF YOU SELL YOUR SHARES AFTER THE GUARANTEE PERIOD.



     The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the market value or purchase price of the shares, whichever is lower.

     You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

                                    [Graphic]


     ABOUT INVESTOR B SHARES

     You can buy up to $250,000 of Investor B Shares. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

     CONTINGENT DEFERRED SALES CHARGE
     You'll pay a CDSC when you sell your Investor B Shares, unless:

      .you received the shares from reinvested distributions

      .you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge - Contingent deferred sales charges

     The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

     the first year you own them                                      5.0%
     the second year you own them                                     4.0%
     the third year you own them                                      3.0%
     the fourth year you own them                                     3.0%
     the fifth year you own them                                      2.0%
     the sixth year you own them                                      1.0%
     after six years of owning them                                   none

     The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

     Your selling agent receives compensation when you buy Investor B Shares. Please see How selling and servicing agents are paid for more information.

     ABOUT THE CONVERSION FEATURE
     Investor B Shares generally convert automatically to Investor A Shares after you've owned them for eight years.

     The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

    THE CDSC IS CALCULATED FROM THE TRADE DATE OF YOUR PURCHASE AND, UNLESS YOU QUALIFY FOR A WAIVER OF THE CDSC, IT WILL BE DEDUCTED WHEN YOU SELL YOUR SHARES IF YOU SELL THE SHARES DURING THE OFFERING PERIOD AND MAY BE DEDUCTED IF YOU SELL YOUR SHARES DURING THE GUARANTEE PERIOD. THE CDSC WILL EXPIRE BEFORE THE GUARANTEE MATURITY DATE SO THE CDSC WILL NOT BE DEDUCTED IF YOU SELL YOUR SHARES AFTER THE GUARANTEE PERIOD.



     Here's how the conversion works:

      .We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

      .Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on those shares will convert to Investor A Shares at the same time.

      .You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

      .Conversions are free from federal tax.

                                    [Graphic]

     ABOUT INVESTOR C SHARES

     There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

     CONTINGENT DEFERRED SALES CHARGE
     You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

      .you received the shares from reinvested distributions

      .you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge - Contingent deferred sales charges

     The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

     Your selling agent receives compensation when you buy Investor C Shares. Please see How selling and servicing agents are paid for more information.

                                    [Graphic]
    PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

    YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING SHARES.

    WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.



     WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE

     FRONT-END SALES CHARGES
     (Investor A Shares)

     There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

      .Combine purchases you've already made
       Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own, or the original purchase cost, whichever is higher, plus the value of the shares you're buying. Index Funds and Nations Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify for rights of accumulation.

      .Combine purchases you plan to make
       By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

       .You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

       .Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

       .You will only be able to buy shares of this Fund during the Offering
        Period so it is possible that you will need to buy shares of other Nations Funds in order to meet the minimum requirements of your letter of intent during the remainder of the 13-month period.

       .If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

       .Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

      .Combine purchases with family members
       You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Nations Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify.

     The following investors can buy Investor A Shares without paying a front-end sales charge:

      .full-time employees and retired employees of Bank of America Corporation
       (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

      .banks, trust companies and thrift institutions, acting as fiduciaries

      .individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Fund within 90 days of the date of distribution

      .Nations Funds' Trustees, Directors and employees of its investment sub-advisers

      .registered broker/dealers that have entered into a Nations Funds dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only

      .registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

      .employees or partners of any service provider to the Fund

      .investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

      .shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

     The following plans can buy Investor A Shares without paying a front-end sales charge:

      .pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

      .employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

       .have at least $500,000 invested in Investor A Shares of Nations Funds
        (except Nations Money Market Funds), or

       .sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Nations Money Market Funds), or

       .be an employer-sponsored plan with at least 100 eligible participants, or

       .be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

      .certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

     CONTINGENT DEFERRED SALES CHARGES
     (Investor A, Investor B and Investor C Shares)

     You won't pay a CDSC on the following transactions:

      .shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

      .distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      .the following retirement plan distributions:

       .lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

       .distributions from an IRA or Custodial Account under Section 403(b)(7)
        of the tax code, following attainment of age 59 1/2

       .a tax-free return of an excess contribution to an IRA

       .distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

      .payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

      .shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

      .if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

                                    [Graphic]
    WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A redemption.



                                    [Graphic]

       Buying, selling and exchanging shares

You can invest in the Fund through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in Choosing a share class.

The Fund also offers another class of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions or you need help placing an order.

                     Ways to
                  buy, sell or       How much you can buy,
                    exchange           sell or exchange                        Other things to know
                  ------------- ------------------------------- --------------------------------------------------
Buying shares     In a lump sum minimum initial investment      There is no limit to the amount you can invest in
                                . $1,000                        Investor A and C Shares. You can invest up to
                                                                $250,000 in Investor B Shares.
------------------------------------------------------------------------------------------------------------------
Selling shares    In a lump sum . you can sell up to $50,000    We'll deduct any CDSC from the amount you're
                                  of your shares by             selling and send you or your selling agent the
                                  telephone, otherwise there    balance, usually within three business days of
                                  are no limits to the amount   receiving your order.
                                  you can sell
                                . other restrictions may apply  If you paid for your shares with a check that
                                  to withdrawals from           wasn't certified, we'll hold the sale proceeds
                                  retirement plan accounts      when you sell those shares for at least 15 days
                                . shares sold before the        after the trade date of the purchase, or until the
                                  Guarantee Maturity Date       check has cleared.
                                  will reduce the investor's
                                  guaranteed amount on a
                                  proportionate basis.
------------------------------------------------------------------------------------------------------------------
Exchanging shares In a lump sum . minimum $1,000 per            You can exchange your Investor A Shares of this
                                  exchange out of the Fund      Fund for Investor A shares of any other Nations
                                . you will not be allowed to    Fund, except Index Funds. You won't pay a front-
                                  exchange back into this       end sales charge or CDSC on the shares you're
                                  Fund if you exchange your     exchanging.
                                  shares into another
                                  Nations Fund                  You can exchange your Investor B Shares of this
                                                                Fund for Investor B Shares of any other Nations
                                                                Fund.

                                                                You can exchange your Investor C Shares of this
                                                                Fund for Investor C Shares of any other Nations
                                                                Fund.

                                                                You won't pay a CDSC on the shares you're
                                                                exchanging.

                                    [Graphic]
    A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

    THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.


HOW SHARES ARE PRICED
All transactions are based on the price of the Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of the Fund at the end of each business day. First, we calculate the net asset value for each class of the Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN THE FUND
The value of the Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in the Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When the Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by the Fund could change on days when Fund shares may not be bought or sold.

HOW ORDERS ARE PROCESSED
Orders to buy shares will only be processed during the Offering Period. All orders to buy shares must be received by Stephens, PFPC or their agents
by  :    .m. Eastern time on       , 2002 or such other date determined by
Fund. Orders to buy shares received after such time will not be invested in the Fund, except under special circumstances as determined by the Fund's Board. Orders to sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy shares. If this happens, we'll return any money we've received.

                                    [Graphic]
    THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

    THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY THE FUND EVERY BUSINESS DAY.


Telephone orders
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

   .If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

   .Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

   .We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

   .Telephone orders may be difficult to complete during periods of significant economic or market change.


                                    [Graphic]

     BUYING SHARES

     Here are some general rules for buying shares:

        .You may only buy shares of the Fund during the Offering Period and by reinvesting dividends or distributions during the Guarantee Period. The Offering Period is expect to run from [May 28], 2002 through [August 27], 2002 although the Fund reserves the right to terminate the Offering Period sooner. The Fund does not accept exchanges from other Funds.

        .You buy Investor A Shares at the offering price per share. You buy
         Investor B and Investor C Shares at net asset value per share.

        .If we don't receive your money within three business days of receiving your order, we'll refuse the order.

        .Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        .Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

        .[If the Fund is required to attribute some value to the Guarantee or the financial guarantee agreement prior to the Guarantee Maturity Date, it intends to seek regulatory approval, if needed, to offset the attribution for dividend reinvestment purchases so that investors are not disadvantaged by such attribution.]

     MINIMUM INITIAL INVESTMENT
     The minimum initial amount you can buy is $1,000.

               [Graphic]


     FOR MORE
     INFORMATION ABOUT
     TELEPHONE ORDERS, SEE
     How orders are
     processed.



                                    [Graphic]

     SELLING SHARES

     Here are some general rules for selling shares:

        .Investors may redeem shares at any time, however, any redemptions made prior to the Guarantee Maturity Date will be made at net asset value, less any applicable sales charges, and are not eligible for the Guarantee.

        .[If the Fund is required to attribute some value to the Guarantee or the financial guarantee agreement prior to the Guarantee Maturity Date, it intends to seek regulatory approval, if needed, to assess a fee against redemption proceeds to ensure that it is not paying out a portion of such value to a redeeming investor prior to the Guarantee Maturity Date.]

        .We'll deduct any CDSC from the amount you're selling and send you the balance.

        .If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        .If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

        .You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

        .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        .If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        .Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        .We can delay payment of the sale proceeds for up to seven days.

        .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

     We may sell your shares:

        .if the value of your account falls below $500 due to redemptions.
         We'll give you 60 days notice in writing if we're going to do this

                                    [Graphic]
    YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.



        .if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        .under certain other circumstances allowed under the 1940 Act

                                    [Graphic]

     EXCHANGING SHARES

     You can sell shares of the Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes. You will not be allowed to exchange back into this Fund if you exchange your shares into another Nations Fund and you will lose the benefit of the Guarantee.

     Here's how exchanges work:

        .You must exchange at least $1,000.

        .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        .You may only make exchanges into a Fund that is legally sold in your state of residence.

        .You generally may only make an exchange into a Fund that is accepting investments.

        .We may limit the number of exchanges you can make within a specified period of time.

        .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        .You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

        .[If the Fund is required to attribute some value to the Guarantee or the financial guarantee agreement prior to the Guarantee Maturity Date, it intends to seek regulatory approval, if needed, to assess a fee against exchange proceeds to ensure that it is not paying out a portion of such value to an investor who exchanges out of the Fund prior to the Guarantee Maturity Date.]

     EXCHANGING INVESTOR A SHARES
     You can exchange Investor A Shares of the Fund for Investor A Shares of any other Nations Fund except Index Funds.

     Here are some rules for exchanging Investor A Shares:

        .You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

        .You won't pay a CDSC, if applicable, on the shares you're exchanging.
         Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

     EXCHANGING INVESTOR B SHARES
     You can exchange Investor B Shares of the Fund for Investor B Shares of any other Nations Fund.

     You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

     EXCHANGING INVESTOR C SHARES
     You can exchange Investor C Shares of the Fund for Investor C Shares of any other Nations Fund.

     You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

                                    [Graphic]
    THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

    YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.



                                    [Graphic]

      How selling and servicing agents are paid

Selling and servicing agents usually receive compensation based on your investment in the Fund. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS
Your selling agent may receive an up-front commission (reallowance) when you buy shares of the Fund. The amount of this commission depends on which share class you choose:

  .up to 5.00% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

  .up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  .up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                Maximum annual distribution (12b-1)
                                   and shareholder servicing fees
                            (as an annual % of average daily net assets)
Investor A Shares 0.25% combined distribution (12b-1) and shareholder servicing fee
Investor B Shares 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee
Investor C Shares 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee

Fees are calculated daily and paid monthly. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Fund pays these fees to Stephens and/or to eligible selling and servicing agents and financial institutions, including BA Advisors or its affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION
Selling and servicing agents may also receive:

  .a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Fund

  .additional amounts on all sales of shares:

   .up to 1.00% of the offering price per share of Investor A Shares

   .up to 1.00% of the net asset value per share of Investor B Shares

   .up to 1.00% of the net asset value per share of Investor C Shares

  .non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Fund, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Fund for services they provide.

                                    [Graphic]
    THE POWER OF COMPOUNDING

    REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF THE FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

    PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


                                    [Graphic]

      Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Fund intends to pay out a sufficient amount of its income and capital gain to its shareholders so the Fund won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

The Fund distributes any net realized capital gain at least once a year. The Fund distributes net investment income annually. Zero coupon bonds generate taxable income each year without generating cash for distributions or to enable shareholders to pay taxes due on such income.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at
1.800.321.7854. If an investor takes any dividends or distributions in cash instead of allowing them to be reinvested, the investor's guaranteed amount will be reduced proportionately.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

                                    [Graphic]
    THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUND. IT DOES NOT APPLY IF YOU HOLD YOUR SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS AN INDIVIDUAL RETIREMENT ACCOUNT, OR IF YOU ARE A TAX-EXEMPT INVESTOR. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

                                        [Graphic]


     FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.



HOW TAXES AFFECT YOUR INVESTMENT
Distributions of the Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. A portion of such distributions to corporate shareholders may qualify for the dividends-received deduction.

Distributions of the Fund's net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared to shareholders of record in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status and how much of the income from zero coupon bonds has been allocated to you. Foreign, state and local taxes may also apply to these distributions and this income.

U.S. GOVERNMENT OBLIGATIONS
If you invest in U.S. government obligations directly, interest on those obligations is free from state and local and individual income taxes. Distributions you receive that come from interest the Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts to be paid for in securities or other property and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you're otherwise subject to backup withholding


The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
Your redemptions (including redemptions paid in securities) and exchanges of Fund shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. [Under current law, any such capital gain or loss may be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses will be disallowed.] The Guarantee does not cover taxes owed or paid by a shareholder in connection with a redemption or exchange of Fund shares or Fund distributions to the shareholder.

TAXATION OF THE GUARANTEE
[Any payment received by the Fund under the Guarantee will likely be treated as capital gain to the Fund. Such gain would be taxable to shareholders except to the extent that it is offset by any capital losses allowable to the Fund.]

SEC file number:
Nations Funds Trust, 811-09645

RHNPPIX-4/02



[Graphic]
       Where to find more information

You'll find more information about Nations Marsico Principal Protection Fund in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on the Fund's performance during the period covered.

[Graphic]
     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Fund and its policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Fund and make shareholder inquiries by contacting Nations Funds:

     By telephone: 1.800.321.7854

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
     1.202.942.8090. The reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                                            [LOGO] Nations Funds